UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 17, 2003

                            CAPITAL BANK CORPORATION

             (Exact name of registrant as specified in its charter)

       North Carolina                  0-30062                 56-2101930
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
     of incorporation)                                    Identification Number)

                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.1  Press Release dated July 17, 2003.

ITEM 9. REGULATION FD DISCLOSURE.*

The following information is being provided under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

On July 17, 2003, Capital Bank Corporation (Nasdaq: CBKN) issued a press release regarding it financial results for the quarterly period ended June 30, 2003. A copy of the registrant's press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference. Pursuant to interim guidance issued by the Securities and Exchange Commission on March 27, 2003, the registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

* Pursuant to General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K is furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2003

                            CAPITAL BANK CORPORATION

                                By: /s/ James A. Beck
                                    -------------------------------------
                                    James A. Beck
                                    President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

99. 1             Press Release dated July 17, 2003


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